SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): February 25, 2005

                                  CWMBS, INC.

                                  (Depositor)

    (Issuer in respect of Resecuritization Pass-Through Certificates, Series

                (Exact name of registrant as specified in charter)

Delaware                      33-63714                      95-4449516
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



, , N/A                                                     91110-7137
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: (818)-304-4428

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[]Written communications pursuant to Rule 425 under the Securities Act (17
  CFR 230.425)
[]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
  CFR 240.14a-12)
[]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
  Act (17 CFR 240.14d-2(b))
[]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
  Act (17 CFR 240.13e-4(c))

                    Section 8 - Other Events

  Item 8.01  Other Events

                    Section 9 - Financial Statements and Exhibits

  Item 9.01  Financial Statements and Exhibits

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 25, 2005


                                  CWMBS, INC.


                          By: /s/ Marion O'Connor
                              ------------------------------
                          Name:   Marion O'Connor
                                  Assistant Treasurer
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated February 25, 2005


                             Payment Date: 02/25/05


          ------------------------------------------------------------
                      Countrywide Home Loans Servicing LP
           Resecuritization Pass-Through Certificates, Series 2005-8R
             CWMBS 2004-18 , Class A1 " The Underlying Certificate"
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  A1        100,000,000.00    4.250000%       699,177.50    354,166.67    1,053,344.17       0.00       0.00
                        A2         29,166,666.00    6.000000%             0.00    145,833.33      145,833.33       0.00       0.00
                        A3         38,835,000.00    6.000000%     2,636,495.25          0.00    2,636,495.25       0.00       0.00
                        A4        119,120,000.00    6.000000%     3,364,284.53    595,600.00    3,959,884.53       0.00       0.00
                        A5         14,060,814.00    6.000000%             0.00     70,304.07       70,304.07       0.00       0.00
                        A6         15,500,000.00    6.000000%             0.00     77,500.00       77,500.00       0.00       0.00
Residual                AR                100.00    6.000000%           100.00          0.50          100.50       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        287,515,914.00     -            6,700,057.27  1,243,404.57    7,943,461.84     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          A1         99,300,822.50              0.00
                                A2         28,962,739.90              0.00
                                A3         36,392,679.75              0.00
                                A4        115,755,715.47              0.00
                                A5         14,060,814.00              0.00
                                A6         15,500,000.00              0.00
Residual                        AR                  0.00              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        380,310,854.23     -
--------------------------------------------------------------------------------

                             Payment Date: 02/25/05


          ------------------------------------------------------------
                      Countrywide Home Loans Servicing LP
           Resecuritization Pass-Through Certificates, Series 2005-8R
             CWMBS 2004-18 , Class A1 " The Underlying Certificate"
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     A1    100,000,000.00     4.250000% 12669GQE4     6.991775      3.541667    993.008225
                           A2     29,166,666.00     6.000000% 12669GQF1     0.000000      5.000000    993.008248
                           A3     38,835,000.00     6.000000% 12669GQG9    67.889668      0.000000    937.110332
                           A4    119,120,000.00     6.000000% 12669GQH7    28.242818      5.000000    971.757182
                           A5     14,060,814.00     6.000000% 12669GQJ3     0.000000      5.000000  1,000.000000
                           A6     15,500,000.00     6.000000% 12669GQK0     0.000000      5.000000  1,000.000000
Residual                   AR            100.00     6.000000% 12669GQL8   1,000.000000    5.000000      0.000000
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     287,515,914.00       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                      Countrywide Home Loans Servicing LP
           Resecuritization Pass-Through Certificates, Series 2005-8R
             CWMBS 2004-18 , Class A1 " The Underlying Certificate"
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

                                           Total
                                           -----
Prin balance       281,010,031.83   281,010,031.83
Loan count                    648              648
Avg loan rate           0.000000%             0.00
Prepay amount        6,238,341.53     6,238,341.53

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Master serv fees             0.00             0.00
Sub servicer fees            0.00             0.00
Trustee fees                 0.00             0.00


Agg advances                  N/A              N/A
Adv this period              0.00             0.00

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Realized losses              0.00             0.00
Cumulative losses            0.00             0.00

Coverage Amounts                           Total
----------------                           -----
Bankruptcy                   0.00             0.00
Fraud                        0.00             0.00
Special Hazard               0.00             0.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior          100.000000%           100.000000%            287,515,914.00
   -----------------------------------------------------------------------------
   Junior            0.000000%             0.000000%                      0.00
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                           2                 1,946,855.28
60 to 89 days                           1                   397,904.38
90 or more                              0                         0.00
Foreclosure                             0                         0.00

Totals:                                 3                 2,344,759.66
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount            7,943,461.84          7,943,461.84
Principal remittance amount            6,700,057.27          6,700,057.27
Interest remittance amount             1,243,404.57          1,243,404.57